                                                                    Exhibit 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:    NATIONAL STEEL CORPORATION, ET AL.
              ----------------------------------

CASE NO:      02-08697 THROUGH 02-08738
              -------------------------



                      DECLARATION UNDER PENALTY OF PERJURY

I, Kirk A. Sobecki, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                              /s/ Kirk A. Sobecki
                              --------------------------------------------------
                              For the Debtor In Possession

                              Kirk A. Sobecki
                              Senior Vice President and Chief Financial Officer

DATED:   August 22, 2002
      ---------------------

                                                                    Exhibit 99.1

U.S. TRUSTEE MONTHLY OPERATING REPORT
July 1, 2002 to July 31, 2002

I.       National Steel Corporation Unaudited Combined Financial Statements
     A.  Combined Statement of Operations for month ended July 31, 2002
     B.  Combined Balance Sheet as of July 31, 2002
     C.  Combined Statement of Cash Flows for the month ended July 31, 2002
     D.  Notes to the Unaudited Combined Financial Statements

II.      Schedule of Disbursements

                                                                    Exhibit 99.1

NATIONAL STEEL CORPORATION AND SUBSIDIARIES
CASE NOS: 02-08697 THROUGH 02-08738
DEBTOR-IN-POSSESSION AS OF MARCH 6, 2002
COMBINED STATEMENT OF OPERATIONS
(In Millions of Dollars)
(Unaudited)

                                                            Month Ended
                                                              July 31,
                                                                2002
                                                          --------------
Net Sales                                                     $  211.0

Cost of products sold                                            189.2
Selling, general and administrative expense                        9.2
Depreciation                                                      13.3
Equity income of affiliates                                       (0.3)
                                                          --------------
    Loss from Operations before Reorganization Items              (0.4)

Reorganization items                                               2.5
Financing costs                                                    1.0
                                                          --------------
    Loss before Income Taxes                                      (3.9)

Income tax expense                                                 0.1
                                                          --------------

Net Loss                                                      $   (4.0)
                                                          ==============

See notes to the combined financial statements

                                                                    Exhibit 99.1

NATIONAL STEEL CORPORATION AND SUBSIDIARIES
CASE NOS: 02-08697 THROUGH 02-08738
DEBTOR-IN-POSSESSION AS OF MARCH 6, 2002
COMBINED BALANCE SHEET
(In Millions of Dollars)
(Unaudited)

                                                                  July 31,
                                                                    2002
                                                                ------------
ASSETS

Current assets
    Cash and cash equivalents                                     $    6.2
    Receivables--net                                                 236.2
    Inventories--net                                                 328.5
    Deferred tax assets                                                3.2
    Other                                                             30.1
                                                                ------------
       Total current assets                                          604.2
Investments in affiliated companies                                   16.9
Property, plant and equipment, net                                 1,288.6
Deferred tax assets                                                   44.5
Intangible pension asset                                             126.0
Other assets                                                          93.2
                                                                ------------
                                                                  $2,173.4
                                                                ============

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities
    Accounts payable                                              $   93.0
    Salaries, wages, benefits and related taxes                       61.6
    Property taxes                                                    13.5
    Other accrued liabilities                                         42.9
                                                                ------------
       Total current liabilities                                     211.0

Debtor-in-possession financing                                       103.9
Other long-term liabilities                                            0.5

Liabilities subject to compromise                                  2,227.2

Stockholders' deficit
    Common Stock - par value $.01:
      Class A - authorized 30,000,000 shares, issued
         and outstanding 22,100,000                                    0.2
      Class B - authorized 65,000,000 shares; issued
         21,188,240; outstanding 19,188,240                            0.2
Additional paid-in-capital                                           491.8
Retained deficit                                                    (468.6)
Treasury stock, at cost:  2,000,000 shares                           (16.3)
Accumulated other comprehensive loss:
     Unrealized loss on derivative instruments                        (0.2)
     Minimum pension liability                                      (376.3)
                                                                ------------
     Total stockholders' deficit                                    (369.2)
                                                                ------------
                                                                  $2,173.4
                                                                ============

See notes to the combined financial statements

                                                                    Exhibit 99.1

NATIONAL STEEL CORPORATION AND SUBSIDIARIES
CASE NOS: 02-08697 THROUGH 02-08738
DEBTOR-IN-POSSESSION AS OF MARCH 6, 2002
COMBINED STATEMENT OF CASH FLOWS
(In Millions of Dollars)
(Unaudited)


                                                                 Month Ended
                                                                   July 31,
                                                                    2002
                                                              --------------
Cash Flows from Operating Activities
Net loss                                                          $   (4.0)
Adjustments to reconcile net loss to net cash
   provided by operating activities:
       Depreciation                                                   13.3
       Reorganization items                                            2.5
Changes in assets and liabilities:
       Receivables--trade                                             15.6
       Inventories                                                   (27.1)
       Accounts payable                                              (21.1)
       Pension liability                                               3.0
       Postretirement benefits                                         2.8
       Accrued liabilities                                             1.9
       Other                                                          (2.0)
                                                              --------------
Net Cash Used in Operating Activities
   Before Reorganization Items                                       (15.1)

Reorganization items (excluding non-cash charges)                     (2.5)
                                                              --------------
Net Cash Used in Operating Activities                                (17.6)

Cash Flows from Investing Activities
Purchases of property and equipment                                   (1.3)
                                                              --------------
Net Cash Used in Investing Activities                                 (1.3)

Cash Flows from Financing Activities
Borrowings--net                                                       25.8
Debt issuance costs                                                   (0.4)
Debt repayments                                                       (0.6)
                                                              --------------
Net Cash Provided by Financing Activities                             24.8
                                                              --------------

Net Decrease in Cash and Cash Equivalents                              5.9
Cash and cash equivalents at the beginning of the period               0.3
                                                              --------------
Cash and cash equivalents at the end of the period                $    6.2
                                                              ==============

See notes to the combined financial statements

                                                                    Exhibit 99.1

NATIONAL STEEL CORPORATION AND SUBSIDIARIES
CASE NOS: 02-08697 THROUGH 02-08738
DEBTOR-IN-POSSESSION AS OF MARCH 6, 2002
NOTES TO THE COMBINED FINANCIAL STATEMENTS


NOTE 1 -- BASIS OF PRESENTATION

The accompanying combined financial statements presented herein have been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and liquidation of liabilities in the ordinary course of business and do not reflect adjustments that might result if the Debtors are unable to continue as a going concern. As a result of National Steel Corporation (the "Company") and forty-one of its domestic subsidiaries (collectively the "Debtors") filing for relief under Chapter 11 of Title 11 of the United States Code, however, such matters are subject to significant uncertainty.

The Debtor's financial statements presented herein, have been prepared in conformity with the AICPA's Statement of Position No. 90-7, Financial Reporting by Entities in Reorganization Under the Bankruptcy Code, issued November 19, 1990 ("SOP 90-7"). SOP 90-7 requires a segregation of liabilities subject to compromise by the Court as of the filing date and identification of all transactions and events that are directly associated with the reorganization of the Company. Certain majority owned subsidiaries of the Company have been excluded from the financial results, as they were not included in the Chapter 11 filings. Total assets for these entities were $7.8 million as of July 31, 2002 and net income was $71 thousand for the month ended July 31, 2002.

Preparation of the combined financial statements for the month ended July 31, 2002 requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenue and expense during the applicable periods. Actual results could differ from those estimates.

The financial results presented for the month ended July 31, 2002 are not necessarily indicative of results of operations for the full year. The Quarterly Report of NSC on Form 10-Q for the quarter ended June 30, 2002 and the Annual Report of NSC on Form 10-K for the year ended December 31, 2001 contains additional information and should be read in conjunction with this report.

NOTE 2 -- REORGANIZATION ITEMS

Reorganization items are comprised of items of income, expense and loss that were realized or incurred by the Company as a result of its decision to reorganize under Chapter 11 of the Bankruptcy Code. The following summarizes the reorganization charges provided by the Company:

                                                       Month Ended
                                                        July 31,
                                                          2002
                                                     --------------

          Professional and other fees                    $  2.1
          Other                                             0.4
                                                     --------------
                                                         $  2.5
                                                     ==============

                                                                    Exhibit 99.1

NATIONAL STEEL CORPORATION AND SUBSIDIARIES
CASE NOS: 02-08697 THROUGH 02-08738
DEBTOR-IN-POSSESSION AS OF MARCH 6, 2002
NOTES TO THE COMBINED FINANCIAL STATEMENTS


NOTE 3 -- INTEREST EXPENSE

Interest at the stated contractual amount on unsecured and undersecured debt that was not charged to earnings for the month ended July 31, 2002 was approximately $4.2 million.

NOTE 4 -- LIABILITIES SUBJECT TO COMPROMISE

The principal categories of claims classified as liabilities subject to compromise under reorganization proceedings are identified below. All amounts below may be subject to future adjustment depending on Court action, further developments with respect to disputed claims, or other events. Additional claims may arise resulting from rejection of additional executory contracts or unexpired leases by the Company. Under an approved final plan of reorganization, these claims may be settled at amounts substantially less than their allowed amounts.

Recorded liabilities subject to compromise under the Chapter 11 proceedings consisted of the following:

                                                                July 31,
                                                                  2002
                                                             --------------
      Accounts payable                                        $    179.8
      Short-term borrowings                                        100.0
      Salaries, wages, benefits and related taxes                   60.0
      Pension liabilities                                          195.7
      Minimum pension liabilities                                  502.3
      Property taxes                                                42.8
      Income taxes                                                   6.7
      Other accrued liabilities                                     57.4
      Long-term obligations                                        519.8
      Postretirement benefits other than pensions                  472.9
      Other long-term liabilities                                   89.8
                                                             --------------
                                                              $  2,227.2
                                                             ==============

Pursuant to the terms of the Company's Secured Super Priority Debtor in Possession Credit Agreement ("DIP Facility"), as approved by the Court, all cash received by the Company was first applied to outstanding claims under the previously existing Credit Agreement and after all such claims have been paid, to outstanding obligations under the DIP Facility. During April, all outstanding claims under the previously existing Credit Agreement were paid. All outstanding borrowings under the DIP Facility are shown under the caption "Debtor-in-possession financing" on the Combined Balance Sheet.

                                                                    Exhibit 99.1

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:  National Steel Corporation,     CASE NOs.: 02-08697 through 02-08738
            et al.

                           SCHEDULE OF DISBURSEMENTS

                                                                          Month Ended
                                                                            July 31,
    Case No.                                                                 2002
    ---------------                                                  -------------------
       02-08699     National Steel Corporation (Delaware)             $    223,841,283
       02-08697     Granite City Steel Company                                       0
       02-08698     National Materials Procurement Corporation                       0
       02-08738     National Steel Corporation (New York)                            0
       02-08700     American Steel Corporation                                       0
       02-08704     D.W. Pipeline Corporation                                        0
       02-08707     Granite Intake Corporation                                       0
       02-08713     Great Lakes Steel Corporation                                    0
       02-08715     The Hanna Furnace Corporation                                    0
       02-08719     Hanna Ore Mining Corporation                                     0
       02-08723     Ingleside Channel & Dock Co.                                     0
       02-08728     Ingleside Holdings L.P.                                          0
       02-08731     Ingleside Point Corporation                                      0
       02-08737     Liberty Pipe and Tube, Inc.                                      0
       02-08701     Mid-Coast Minerals Corporation                                   0
       02-08705     Midwest Steel Corporation                                        0
       02-08710     NS Holdings Corporation                                      1,987
       02-08714     NS Land Company                                                  0
       02-08717     NS Technologies, Inc.                                            0
       02-08721     NSC Realty Corporation                                           0
       02-08726     NSL, Inc.                                                2,307,634
       02-08729     Natcoal, Inc.                                                    0
       02-08732     National Acquisition Corporation                                 0
       02-08735     National Caster Acquisition Corporation                          0
       02-08736     National Caster Operating Corporation                            0
       02-08702     National Casting Corporation                                     0
       02-08706     National Coal Mining Company                                     0
       02-08709     National Coating Limited Corporation                             0
       02-08711     National Coating Line Corporation                                0
       02-08716     National Mines Corporation                                       0
       02-08720     National Ontario Corporation                                     0
       02-08724     National Ontario II, Limited                                     0
       02-08725     National Pickle Line Corporation                                 0
       02-08733     National Steel Funding Corporation                               0
       02-08703     National Steel Pellet Company                            6,133,710
       02-08708     Natland Corporation                                              0
       02-08712     Peter White Coal Mining Corp.                                    0
       02-08718     ProCoil Corporation                                      2,323,743
       02-08722     Puritan Mining Company                                           0
       02-08727     Rostraver Corporation                                            0
       02-08730     Skar-Ore Steamship Corporation                                   0
       02-08734     The Teal Lake Iron Mining Company                                0
                                                                     -------------------
                                                                      $    234,608,357
                                                                     ===================